SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2007
THE GOODYEAR TIRE & RUBBER COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-1927	34-0253240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1144 East Market Street, Akron, Ohio	44316-0001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (330) 796-2121
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     As previously announced, on July 31, 2007, The Goodyear Tire & Rubber Company (the “Company”) completed the sale of substantially all of its Engineered Products business. As part of the sale of its Engineered Products business, the Company sold the following subsidiaries, which were guarantors of certain of the Company’s outstanding senior notes: Cosmoflex, Inc., Goodyear Engineered Products Canada Inc., Goodyear Engineered Products International Inc., Goodyear Engineered Products Thailand Inc. and Belt Concepts of America, Inc. (collectively, the “Engineered Products Guarantors”). Upon their sale, the Engineered Products Guarantors were automatically released from their obligations as guarantors.
     This Current Report on Form 8-K is being filed by the Company to retrospectively adjust:
•	Note to the Consolidated Financial Statements No. 22, Consolidating Financial Information, in Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, as adjusted in the Company’s Current Report on Form 8-K, dated May 3, 2007,

•	Note to the Interim Consolidated Financial Statements No. 12, Consolidating Financial Information, in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, and

•	Note to the Interim Consolidated Financial Statements No. 13, Consolidating Financial Information, in Item 1 of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007.
The adjustment reflects the release of the Engineered Products Guarantors from their obligations under the note guarantees. Item 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, Item 1 of the Company’s Form 10-Q for the quarterly period ended March 31, 2007 and Item 1 of the Company’s Form 10-Q for the quarterly period ended June 30, 2007 are being restated in their entirety to reflect these adjustments and are attached as Exhibits hereto and are hereby incorporated by reference herein.
     This filing does not reflect any subsequent information or events other than adjustments to reflect the release of the Engineered Products Guarantors as specifically described above. The Notes referred to above present the results of the Engineered Products Guarantors as non-guarantors. This Current Report on Form 8-K should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, the Company’s Current Report on Form 8-K dated May 3, 2007, the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2007, and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2007, as well as the Company’s other filings.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

23.1	Consent of PricewaterhouseCoopers LLP
23.2	Consent of Bates White, LLC
99.1	Item 8, Form 10-K for the year ended December 31, 2006 — Financial Statements and Supplementary Data
99.2	Item 1, Form 10-Q for the quarterly period ended March 31, 2007 — Financial Statements
99.3	Item 1, Form 10-Q for the quarterly period ended June 30, 2007 — Financial Statements
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOODYEAR TIRE & RUBBER COMPANY
Date: August 24, 2007	By:	/s/ W. Mark Schmitz
W. Mark Schmitz
Executive Vice President and Chief Financial Officer